                                                                    EXHIBIT 25.2

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

                                   ----------

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   74-0800980
                     (I.R.S. Employer Identification Number)

    712 MAIN STREET, HOUSTON, TEXAS                                     77002
(Address of principal executive offices)                              (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                              QUANTA SERVICES, INC.
               (Exact name of obligor as specified in its charter)

            DELAWARE                                             74-2851603
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

  1360 POST OAK BOULEVARD, SUITE 2100
             HOUSTON, TEXAS                                         77056
(Address of principal executive offices)                          (Zip code)

                                 DEBT SECURITIES
                         (Title of indenture securities)

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


ITEM 1. GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of the Currency, Washington, D.C. Federal Deposit Insurance Corporation, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                        COL. A                         COL. B
                    TITLE OF CLASS               AMOUNT OUTSTANDING
                    --------------               ------------------
         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

         (a)      TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
                  INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

         (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

    COL. A          COL. B          COL. C            COL. D
                                                   PERCENTAGE OF
                                                 VOTING SECURITIES
                                                   REPRESENTED BY
                                  AMOUNT OWNED    AMOUNT GIVEN IN
NAME OF OWNER    TITLE OF CLASS   BENEFICIALLY         COL. C
-------------    --------------   ------------   -----------------
Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

    COL. A          COL. B          COL. C            COL. D
                                                   PERCENTAGE OF
                                                 VOTING SECURITIES
                                                   REPRESENTED BY
                                  AMOUNT OWNED    AMOUNT GIVEN IN
NAME OF OWNER    TITLE OF CLASS   BENEFICIALLY         COL. C
-------------    --------------   ------------   -----------------
Not applicable by virtue of Form T-1 General Instruction B and response to Item
13.


ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

   COL. A             COL. B                   COL. C               COL. D
                                           AMOUNT OWNED
                    WHETHER THE          BENEFICIALLY OR          PERCENT OF
                     SECURITIES         HELD AS COLLATERAL           CLASS
                     ARE VOTING            SECURITY FOR          REPRESENTED BY
                    OR NONVOTING          OBLIGATIONS IN        AMOUNT GIVEN IN
TITLE OF CLASS       SECURITIES               DEFAULT                COL. C
--------------      ------------        ------------------      ---------------
Not applicable by virtue of Form T-1 General Instruction B and response to Item
13.


ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING

INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

    COL. A            COL. B                 COL. C                COL. D
                                         AMOUNT OWNED
                                        BENEFICIALLY OR         PERCENT OF
                                      HELD AS COLLATERAL           CLASS
NAME OF ISSUER                           SECURITY FOR         REPRESENTED BY
      AND             AMOUNT            OBLIGATIONS IN        AMOUNT GIVEN IN
TITLE OF CLASS      OUTSTANDING       DEFAULT BY TRUSTEE           COL. C
--------------      -----------       ------------------      ---------------
Not applicable by virtue of Form T-1 General Instruction B and response to Item
13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

    COL. A            COL. B                 COL. C                COL. D
                                         AMOUNT OWNED
                                        BENEFICIALLY OR         PERCENT OF
                                      HELD AS COLLATERAL           CLASS
NAME OF ISSUER                           SECURITY FOR         REPRESENTED BY
      AND             AMOUNT            OBLIGATIONS IN        AMOUNT GIVEN IN
TITLE OF CLASS      OUTSTANDING       DEFAULT BY TRUSTEE           COL. C
--------------      -----------       ------------------      ---------------
Not applicable by virtue of Form T-1 General Instruction B and response to Item
13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

    COL. A            COL. B                 COL. C                COL. D
                                         AMOUNT OWNED
                                        BENEFICIALLY OR         PERCENT OF
                                      HELD AS COLLATERAL           CLASS
NAME OF ISSUER                           SECURITY FOR         REPRESENTED BY
      AND             AMOUNT            OBLIGATIONS IN        AMOUNT GIVEN IN
TITLE OF CLASS      OUTSTANDING       DEFAULT BY TRUSTEE           COL. C
--------------      -----------       ------------------      ---------------

Not applicable by virtue of Form T-1 General Instruction B and response to Item
13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


    COL. A                          COL. B                         COL. C

   NATURE OF                       AMOUNT
 INDEBTEDNESS                    OUTSTANDING                      DATE DUE
 ------------                    -----------                      --------
Not applicable by virtue of Form T-1 General Instruction B and response to Item
13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)




ITEM 13. (CONTINUED)

     (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 15. FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not applicable.

ITEM 16. LIST OF EXHIBITS.

         LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

         o 1. A copy of the articles of association of the trustee now in effect.

         # 2. A copy of the certificate of authority of the trustee to commence business.

         * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

         + 4. A copy of the existing bylaws of the trustee.

         5. Not applicable.

         6. The consent of the United States institutional trustees required by
         Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

     Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. Certain of the exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.

     o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

     # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

     * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

     + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.


                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.








                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 20TH DAY OF JUNE, 2000.

                                             CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION, AS TRUSTEE


                                             By:   /s/ JOHN G. JONES
                                                -------------------------------
                                                       John G. Jones
                                                       Vice President

                                                                       EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     The undersigned is trustee under a Subordinated Indenture between Quanta Services, Inc., a Delaware corporation, as obligor (the "Company"), and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's Debt Securities.

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                                  Very truly yours,

                                                  CHASE BANK OF TEXAS, NATIONAL
                                                    ASSOCIATION, as Trustee


                                                  By:
                                                     --------------------------
                                                            John G. Jones
                                                            Vice President

RC-01.A      RCFD0081 Cash and Noninterest-bearing Balances            2606925
RC-01.B      RCFD0071 Interest-bearing Balances                           3860
RC-02.A      RCFD1754 Securities Held-to-Maturity                        93139
RC-02.B      RCFD1773 Securities Available-for-sale                    5203861
RC-03        RCFD1350 Fed Funds Sold & Secs Purchased                  3517317
RC-04.A      RCFD2122 Loans and Leases                                12434834
RC-04.B      RCFD3123 LESS: Allowance for Loan and Lease Lo             218669
RC-04.C      RCFD3128 LESS: Allocated Transfer Risk Reserve                  0
RC-04.D      RCFD2125 Net Loans & Leases (Total)                      12216165
RC-05        RCFD3545 Trading Assets                                    288752
RC-06        RCFD2145 Premises and Fixed Assets                         691456
RC-07        RCFD2150 Other REO                                           1372
RC-08        RCFD2130 Investments in Unconsolidated Subsidi               3328
RC-09        RCFD2155 Customers' Liability on Acceptances                 8414
RC-10        RCFD2143 Intangible Assets                                 310867
RC-11        RCFD2160 Other Assets                                      413316
RC-12        RCFD2170 Total Assets                                    25358772
RC-13.A      RCON2200 Deposits: Domestic Offices                      18398298
RC-13.A.1    RCON6631 Domestic Deposits: Noninterest-bearin            8298217
RC-13.A.2    RCON6636 Domestic Deposits: Interest-bearing             10100081
RC-13.B      RCFN2200 Deposits: Foreign Offices                              0
RC-13.B.1    RCFN6631 Foreign Deposits: Noninterest-bearing                  0
RC-13.B.2    RCFN6636 Foreign Deposits: Interest-bearing                     0
RC-14        RCFD2800 Fed Funds Purchased & Secs Sold                  3215702
RC-15.A      RCON2840 Demand Notes to US Treasury                       417208
RC-15.B      RCFD3548 Trading Liabilities                               271966
RC-16.A      RCFD2332 Other Borrowed Money: Maturity < 1yr              562723
RC-16.B      RCFDA547 Other Borrowed Money: Mat. 1-3 YRS                     0
RC-16.C      RCFDA548 Other Borrowed Money: Maturity > 3yr               14208
RC-18        RCFD2920 Bank's Liability on Acceptances                     8414
RC-19        RCFD3200 Subordinated Notes and Debentures                 445000
RC-20        RCFD2930 Other Liabilities                                 231085
RC-21        RCFD2948 Total Liabilities                               23564604
RC-23        RCFD3838 Perpetual Preferred Stock & Surplus                    0
RC-24        RCFD3230 Common Stock                                      612893
RC-25        RCFD3839 Surplus                                           924674
RC-26.A      RCFD3632 Undivided Profits/Capital Reserves                443723
RC-26.B      RCFD8434 Unrealized holding gain(loss) secur.             -187122
RC-26.C      RCFD4336 Accm net gains(loss) on cash flow hedges               0
RC-27        RCFD3284 Foreign Currency Translation Adjustme                  0
RC-28        RCFD3210 Total Equity Capital                             1794168
RC-29        RCFD3300 Total Liabs, Pref. Stck, & Equity Cap           25358772
RC-M.1       RCFD6724 Auditor memo                                           2
RCA1.A       RCFD0022 Consolidated Bank: Cash                          2123712
RCA1.A.B     RCON0020 Domestic Offices: Cash Items In Colle            1816324
RCA1.B.B     RCON0080 Domestic Offices: Cash                            307388
RCA2.A.A     RCFD0083 Consolidated Bank: Due from US Branch                  0
RCA2.B       RCON0082 Domestic Offices: Due from US Deposit             380632
RCA2.B.A     RCFD0085 Consolidated Bank: Due from Other Dep             380632
RCA3.A.A     RCFD0073 Consolidated Bank: Due from Foreign U               6806
RCA3.B       RCON0070 Domestic Offices: Due from Foreign Ba              15694
RCA3.B.A     RCFD0074 Consolidated Bank: Due from Other For               8888
RCA4.A       RCFD0090 Due from Fed Reserve Banks                         90747
RCA4.B       RCON0090 Domestic Offices: Due from Fed Reserv              90747
RCA5.A       RCFD0010 Domestic Offices - Total                         2610785
RCA5.B       RCON0010 Consolidated Bank - Total                        2610785
RCAM.1       RCON0050 Non-Int bearing bals due from US Bnks             377504

RCB1.A       RCFD0211 Held: Cost: US Treasury Securities                     0
RCB1.B       RCFD0213 Held: Value: US Treasury Securities                    0
RCB1.C       RCFD1286 Sale: Cost: US Treasury Securities               1424141
RCB1.D       RCFD1287 Sale: Value: US Treasury Securities              1364373
RCB2.A.A     RCFD1289 Held: Cost: Obligations US agencies                    0
RCB2.A.B     RCFD1290 Held: Value: Obligations US agencies                   0
RCB2.A.C     RCFD1291 Sale: Cost: Obligations US agencies                    0
RCB2.A.D     RCFD1293 Sale: Value: Obligations US agencies                   0
RCB2.B.A     RCFD1294 Held: Cost: Obligations US sponsored                  36
RCB2.B.B     RCFD1295 Held: Value: Obligations US sponsored                323
RCB2.B.C     RCFD1297 Sale: Cost: Obligations US sponsored              251363
RCB2.B.D     RCFD1298 Sale: Value: Obligations US sponsored             230758
RCB3.A.A     RCFD1676 Held: Cost: General Obligations                      130
RCB3.A.B     RCFD1677 Held: Value: General Obligations                     130
RCB3.A.C     RCFD1678 Sale: Cost: General Obligations                        0
RCB3.A.D     RCFD1679 Sale: Value: General Obligations                       0
RCB3.B.A     RCFD1681 Held: Cost: Revenue Obligations                        0
RCB3.B.B     RCFD1686 Held: Value: Revenue Obligations                       0
RCB3.B.C     RCFD1690 Sale: Cost: Revenue Obligations                        0
RCB3.B.D     RCFD1691 Sale: Value: Revenue Obligations                       0
RCB3.C.A     RCFD1694 Held: Cost: Industrial Obligations                     0
RCB3.C.B     RCFD1695 Held: Value: Industrial Obligations                    0
RCB3.C.C     RCFD1696 Sale: Cost: Industrial Obligations                     0
RCB3.C.D     RCFD1697 Sale: Value: Industrial Obligations                    0
RCB4.A.1.A   RCFD1698 Held: Cost: Security Guaranteed GNMA                   0
RCB4.A.1.B   RCFD1699 Held: Value: Security Guaranteed GNMA                  0
RCB4.A.1.C   RCFD1701 Sale: Cost: Security Guaranteed GNMA              777948
RCB4.A.1.D   RCFD1702 Sale: Value: Security Guaranteed GNMA             740841
RCB4.A.2.A   RCFD1703 Held: Cost: Security Issued FNMA                   92973
RCB4.A.2.B   RCFD1705 Held: Value: Security Issued FNMA                  91272
RCB4.A.2.C   RCFD1706 Sale: Cost: Security Issued FNMA                 2996660
RCB4.A.2.D   RCFD1707 Sale: Value: Security Issued FNMA                2821762
RCB4.A.3.A   RCFD1709 Held: Cost: Other Pass-Through Secs                    0
RCB4.A.3.B   RCFD1710 Held: Value: Other Pass-Through Secs                   0
RCB4.A.3.C   RCFD1711 Sale: Cost: Other Pass-Through Secs                    0
RCB4.A.3.D   RCFD1713 Sale: Value: Other Pass-Through Secs                   0
RCB4.B.1.A   RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                    0
RCB4.B.1.B   RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                   0
RCB4.B.1.C   RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.                    0
RCB4.B.1.D   RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.                   0
RCB4.B.2.A   RCFD1718 Held: Cost: Collateralized MBS -FNMA                   0
RCB4.B.2.B   RCFD1719 Held: Value: Collateralized MBS -FNMA                  0
RCB4.B.2.C   RCFD1731 Sale: Cost: Collateralized MBS -FNMA                   0
RCB4.B.2.D   RCFD1732 Sale: Value: Collateralized MBS -FNMA                  0
RCB4.B.3.A   RCFD1733 Held: Cost: All Other MBS                              0
RCB4.B.3.B   RCFD1734 Held: Value: All Other MBS                             0
RCB4.B.3.C   RCFD1735 Sale: Cost: All Other MBS                              0
RCB4.B.3.D   RCFD1736 Sale: Value: All Other MBS                             0
RCB5.A.A     RCFD1737 Held: Cost: Other Domestic Debt Sec.                   0
RCB5.A.B     RCFD1738 Held: Value: Other Domestic Debt Sec.                  0
RCB5.A.C     RCFD1739 Sale: Cost: Other Domestic Debt Sec.                   0
RCB5.A.D     RCFD1741 Sale: Value: Other Domestic Debt Sec.                  0
RCB5.B.A     RCFD1742 Held: Cost: Foreign Debt Securities                    0
RCB5.B.B     RCFD1743 Held: Value: Foreign Debt Securities                   0
RCB5.B.C     RCFD1744 Sale: Cost: Foreign Debt Securities                    0
RCB5.B.D     RCFD1746 Sale: Value: Foreign Debt Securities                   0
RCB6.A.C     RCFDA510 Sale: Cost: Securities Mutual Funds                    0

RCB6.A.D     RCFDA511 Sale: Value: Securities Mutual Funds                   0
RCB6.B.C     RCFD1752 Sale: Cost: Other Equity Securities                46127
RCB6.B.D     RCFD1753 Sale: Value: Other Equity Securities               46127
RCB7.A       RCFD1754 Total Held-to-maturity - Amort Cost                93139
RCB7.B       RCFD1771 Total Held-to-maturity - Fair Value                91725
RCB7.C       RCFD1772 Total Avail-for-sale - Amort Cost                5496239
RCB7.D       RCFD1773 Total Avail-for-sale - Fair Value                5203861
RCBM.1       RCFD0416 Pledged                                          1625934
RCBM.2.A.1   RCFDA549 Memoranda: Non-Mort Debt < 3 MO                      667
RCBM.2.A.2   RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                   92787
RCBM.2.A.3   RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                      65
RCBM.2.A.4   RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                  788361
RCBM.2.A.5   RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                 713382
RCBM.2.A.6   RCFDA554 Memoranda: Non-Mort Debt > 15 YRS                     36
RCBM.2.B.1   RCFDA555 Memoranda: Mort Pass Thru < 3 MO                      26
RCBM.2.B.2   RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                  78603
RCBM.2.B.3   RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                  16058
RCBM.2.B.4   RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                     44
RCBM.2.B.5   RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS                453676
RCBM.2.B.6   RCFDA560 Memoranda: Mort Pass Thru > 15 YRS               3107168
RCBM.2.C.1   RCFDA561 Memoranda: Other Mort-backed < 3 YRS                   0
RCBM.2.C.2   RCFDA562 Memoranda: Other Mort-backed > 3 YRS                   0
RCBM.2.D     RCFDA248 Memoranda: Tot Debt < 1 YR                        139476
RCBM.7       RCFD1778 Amortized Cost Held Securities Sold                    0
RCBM.9.A     RCFD8782 Structured Notes - Amortized Cost                      0
RCBM.9.B     RCFD8783 Structured Notes - Fair Value                          0
RCC01.A      RCFD1410 Consolidated RE Loans                            2417895
RCC01.A.B    RCON1415 Domestic Const/Development Loans                  524733
RCC01.B.B    RCON1420 Domestic Secured by Farmland                        8325
RCC01.C.1B   RCON1797 Domestic Secured by 1-4  Revolving                     0
RCC01.C.2A   RCON5367 Domestic Secured by 1-4  Other                    799646
RCC01.C.2B   RCON5368 Domestic Secured by 1-4  Other                    518390
RCC01.D.B    RCON1460 Domestic Secured by 5+                             71649
RCC01.E.B    RCON1480 Domestic Secured by Nonfarm Nonreside             495152
RCC02.A.B    RCON1505 Domestic to US Coml Banks                           1465
RCC02.A1.A   RCFD1506 Consolidated to US Branches of Forei                1125
RCC02.A2.A   RCFD1507 Consolidated to Other US Coml Banks                  340
RCC02.B.A    RCFD1517 Consolidated  to Other Dep'y in US                 10028
RCC02.B.B    RCON1517 Domestic  to Other Dep'y in US                     10028
RCC02.C.B    RCON1510 Domestic  to Foreign Banks                             0
RCC02.C1.A   RCFD1513 Consolidated to For Branches US Bank                   0
RCC02.C2.A   RCFD1516 Consolidated to Foreign Banks                          0
RCC03.A      RCFD1590 Consolidated  to Farmers                           52389
RCC03.B      RCON1590 Domestic to Farmers                                52389
RCC04.A.A    RCFD1763 Consolidated US Coml                             6361490
RCC04.A.B    RCON1763 Domestic US Coml                                 6361490
RCC04.B.A    RCFD1764 Consolidated non-US Coml                          192500
RCC04.B.B    RCON1764 Domestic non-US Coml                              192500
RCC05.A.A    RCFD1756 Consolidated Accep's of US Banks                       0
RCC05.A.B    RCON1756 Domestic Accep's of US Bank                            0
RCC05.B.A    RCFD1757 Consolidated Accep's of Foreign Banks                  0
RCC05.B.B    RCON1757 Domestic Accep's of Foreign Banks                      0
RCC06.A.A    RCFD2008 Consolidated Credit Cards                         101282
RCC06.B      RCON1975 Domestic Consumer                                1314916
RCC06.B.A    RCFD2011 Consolidated Other Consumer                      1213634
RCC07.A      RCFD2081 Consolidated Loans to For Govts                     5636
RCC07.B      RCON2081 Domestic Loans to For Govts                         5636

RCC08.A      RCFD2107 Consolidated Obligations US                        12777
RCC08.B      RCON2107 Domestic Obligations US                            12777
RCC09.A      RCFD1563 Consolidated Other                               2022033
RCC09.A.B    RCON1545 Domestic Loans for Securities                      32003
RCC09.B.B    RCON1564 Domestic Other                                   1990030
RCC10.A.A    RCFD2182 Consolidated US Leases                             43705
RCC10.B      RCON2165 Domestic Leases                                    43705
RCC10.B.A    RCFD2183 Consolidated For Leases                                0
RCC11.A      RCFD2123 LESS: Consolidated Unearned Income                     0
RCC11.B      RCON2123 LESS: Domestic Unearned Income                         0
RCC12.A      RCFD2122 Total Loans & Leases (Consolidated)             12434834
RCC12.B      RCON2122 Total Loans & Leases (Domestic)                 12434834
RCCM.2.A1A   RCFD1687 Cons Restruc'd US RE                                   0
RCCM.2.A2A   RCFD1689 Cons Restruc'd non-US RE                               0
RCCM.2.B.A   RCFD8691 Cons Restruc'd - All Other Loan/Lease                  0
RCCM.2.C.A   RCFD8692 Cons Restruc'd - Non-U.S. Addressees                   0
RCCM.3.A.1   RCONA564 Memo: Loans Secd by Real Est < 3 MO                82858
RCCM.3.A.2   RCONA565 Memo: Loans Secd by Real Est 3-12 MO              121453
RCCM.3.A.3   RCONA566 Memo: Loans Secd by Real Est 1-3 YRS              172932
RCCM.3.A.4   RCONA567 Memo: Loans Secd by Real Est 3-5 YRS              119442
RCCM.3.A.5   RCONA568 Memo: Loans Secd by Real Est 5-15 YRS             112857
RCCM.3.A.6   RCONA569 Memo: Loans Secd by Real Est > 15 YRS             181808
RCCM.3.B.1   RCFDA570 Memo: Other Loans/Leases < 3 MO                  8290198
RCCM.3.B.2   RCFDA571 Memo: Other Loans/Leases 3-12 MO                 1475023
RCCM.3.B.3   RCFDA572 Memo: Other Loans/Leases 1-3 YRS                  721273
RCCM.3.B.4   RCFDA573 Memo: Other Loans/Leases 3-5 YRS                  529358
RCCM.3.B.5   RCFDA574 Memo: Other Loans/Leases 5-15 YRS                 461045
RCCM.3.B.6   RCFDA575 Memo: Other Loans/Leases > 15 YRS                  40091
RCCM.3.C     RCFDA247 Memo: Tot Remg Loans/Leases < 1 YR               5050764
RCCM.3.D     RCONA577 Memo: Non-Farm/Res Loans/Leases > 5YR             161107
RCCM.3.E     RCFDA578 Memo: Comm/Indust > 3 YRS                        2265362
RCCM.4       RCFD2746 Loans to fin. comm. real est., constr             654418
RCCM.5       RCFD5369 Loans & leases held for sale                       42742
RCCM.6       RCON5370 Adj. rate closed-end loans secured                 73949
RCCP2.01     RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000                  0
RCCP2.02AA   RCON5562 Number of Loans RCC01.E                              N/A
RCCP2.02BA   RCON5563 Number of Loans RCC04                                N/A
RCCP2.03AA   RCON5564 Number of Loans RCC01.E Orig <= $100K                N/A
RCCP2.03AB   RCON5565 Amount of Loans RCC01.E Orig <= $100K                N/A
RCCP2.03BA   RCON5566 # of Loans RCC01.E $100K<Orig<=$250K                 N/A
RCCP2.03BB   RCON5567 $ of Loans RCC01.E $100K<Orig<=$250K                 N/A
RCCP2.03CA   RCON5568 # of Loans RCC01.E $250K < Orig <=$1M                N/A
RCCP2.03CB   RCON5569 $ of Loans RCC01.E $250K < Orig <=$1M                N/A
RCCP2.04AA   RCON5570 Number of Loans RCC04 Orig <= $100K                  N/A
RCCP2.04AB   RCON5571 Amount of Loans RCC04 Orig <= $100K                  N/A
RCCP2.04BA   RCON5572 # of Loans RCC04 $100K< Orig <= $250K                N/A
RCCP2.04BB   RCON5573 $ of Loans RCC04 $100K< Orig <= $250K                N/A
RCCP2.04CA   RCON5574 # of Loans RCC04 $250K < Orig <= $1M                 N/A
RCCP2.04CB   RCON5575 $ of Loans RCC04 $250K < Orig <= $1M                 N/A
RCCP2.05     RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000                  0
RCCP2.06AA   RCON5576 Number of Loans RCC01.B                              N/A
RCCP2.06BA   RCON5577 Number of Loans RCC03                                N/A
RCCP2.07AA   RCON5578 Number of Loans RCC01.B Orig <= $100K                N/A
RCCP2.07AB   RCON5579 Amount of Loans RCC01.B Orig <= $100K                N/A
RCCP2.07BA   RCON5580 # of Loans RCC01.B $100K<Orig<=$250K                 N/A
RCCP2.07BB   RCON5581 $ of Loans RCC01.B $100K<Orig<=$250K                 N/A
RCCP2.07CA   RCON5582 # of Loans RCC01.B $250K <Orig<=$500K                N/A

RCCP2.07CB   RCON5583 $ of Loans RCC01.B $250K <Orig<=$500K                N/A
RCCP2.08AA   RCON5584 Number of Loans RCC03 - Orig <= $100K                N/A
RCCP2.08AB   RCON5585 Amount of Loans RCC03 - Orig <= $100K                N/A
RCCP2.08BA   RCON5586 # of Loans RCC03 - $100K<Orig<=$250K                 N/A
RCCP2.08BB   RCON5587 $ of Loans RCC03 - $100K<Orig<=$250K                 N/A
RCCP2.08CA   RCON5588 # of Loans RCC03 - $250K <Orig<=$500K                N/A
RCCP2.08CB   RCON5589 $ of Loans RCC03 - $250K <Orig<=$500K                N/A
RCD01        RCON3531 US Treasury securities                                 0
RCD02        RCON3532 US Govt agency obligations                             0
RCD03        RCON3533 Securities issued by State and Subdiv                  0
RCD04.A      RCON3534 Pass-through secs by FNMA/FHLMC/GNMA                   0
RCD04.B      RCON3535 CMOs and REMICs issued by FNMA/FHLMC                   0
RCD04.C      RCON3536 All other mortgage-backed securities                   0
RCD05        RCON3537 Other debt securities                                  0
RCD09        RCON3541 Other trading assets domestic                      10812
RCD10        RCFN3542 Trading assets foreign                                 0
RCD11.A      RCON3543 Gains on rate & contracts domestic                277940
RCD11.B      RCFN3543 Gains on rate & contracts foreign                      0
RCD12        RCFD3545 Total Trading Assets                              288752
RCD13        RCFD3546 Liability for short positions                          0
RCD14        RCFD3547 Losses on rate & contracts                        271966
RCD15        RCFD3548 Total trading liabilities                         271966
RCE1.1.A     RCON2201 Private Transaction                              5206313
RCE1.1.B     RCON2240 Private Demand Deposits                          4849255
RCE1.1.C     RCON2346 Private Nontransaction                          12402982
RCE1.2.A     RCON2202 USG Transaction                                     7580
RCE1.2.B     RCON2280 USG Demand Deposits                                 2615
RCE1.2.C     RCON2520 USG Nontransaction                                     0
RCE1.3.A     RCON2203 State/Local Transaction                           107621
RCE1.3.B     RCON2290 State/Local Demand Deposits                        60012
RCE1.3.C     RCON2530 State/Local Nontransaction                         96653
RCE1.4.A     RCON2206 US Coml Banks Transaction                         414845
RCE1.4.B     RCON2310 US Coml Banks Demand Deposits                     414845
RCE1.4.C     RCON2550 US Coml Banks Nontransaction                           0
RCE1.5.A     RCON2207 Other US Dep'y Transaction                         65780
RCE1.5.B     RCON2312 Other US Dep'y Demand Deposits                     65780
RCE1.5.C     RCON2349 Other US Dep'y Nontransaction                          0
RCE1.6.A     RCON2213 For Banks Transaction                              27088
RCE1.6.B     RCON2320 For Banks Demand Deposits                          27088
RCE1.6.C     RCON2236 For Branches US Banks Nontransaction                   0
RCE1.7.A     RCON2216 For Govt Transaction                                 846
RCE1.7.B     RCON2300 For Govt Demand Deposits                             846
RCE1.7.C     RCON2377 For Govt Nontransaction                                0
RCE1.8.A     RCON2330 Certified Checks: Transaction                      68590
RCE1.8.B     RCON2330 Certified Checks: Demand                           68590
RCE1.9.A     RCON2215 Total Transaction Accounts                       5898663
RCE1.9.B     RCON2210 Total Demand Deposits                            5489031
RCE1.9.C     RCON2385 Total Nontransaction Accounts                   12499635
RCE1.M.1.A   RCON6835 IRA/Keogh                                         581333
RCE1.M.1.B   RCON2365 Brokered                                               0
RCE1.M.1.E   RCON5590 Memoranda: Preferred Deposits                        N/A
RCE1.M.1C1   RCON2343 Brokered < $100K                                       0
RCE1.M.1C2   RCON2344 Brokered Participated to < $100K                       0
RCE1.M.1D1   RCONA243 Matur data:denom < 100k,matur<= 1 yr                   0
RCE1.M.1D2   RCONA244 Matur data:denom =>100k,matur<= 1 yr                   0
RCE1.M.2.B   RCON6648 Time Deposits < $100K                            1995512
RCE1.M.2.C   RCON2604 Memoranda: Time Deposits >=$100 000              1173114

RCE1.M.2A1   RCON6810 MMDAs                                            5647996
RCE1.M.2A2   RCON0352 Other Savings                                    3683013
RCE1.M.3     RCON2398 NOW                                               409632
RCE1.M.5A1   RCONA579 Memo: Time Deps < 100K < 3 MO                     506767
RCE1.M.5A2   RCONA580 Memo: Time Deps < 100K 3-12 MO                   1101698
RCE1.M.5A3   RCONA581 Memo: Time Deps < 100K 1-3 YRS                    315507
RCE1.M.5A4   RCONA582 Memo: Time Deps < 100K > 3 YRS                     71540
RCE1.M.5B    RCONA241 Memo: Time Deps < 100K < 1 YR                    1608465
RCE1.M.6A1   RCONA584 Memo: Time Deps > 100K < 3 MO                     581765
RCE1.M.6A2   RCONA585 Memo: Time Deps > 100K 3-12 MO                    461178
RCE1.M.6A3   RCONA586 Memo: Time Deps > 100K 1-3 YRS                     98312
RCE1.M.6A4   RCONA587 Memo: Time Deps > 100K > 3 YRS                     31859
RCE1.M.6B    RCONA242 Memo: Time Deps > 100K < 1 YR                    1042943
RCE2.1       RCFN2621 Private                                                0
RCE2.2       RCFN2623 US Banks                                               0
RCE2.3       RCFN2625 For Banks                                              0
RCE2.4       RCFN2650 For Govts                                              0
RCE2.5       RCFN2330 Certified Checks                                       0
RCE2.6       RCFN2668 Other                                                  0
RCE2.7       RCFN2200 Total Deps in Foreign Offices                          0
RCE2.M.1     RCFNA245 Memo:TD with remaining maturity<=1 yr"                 0
RCF1         RCFD2164 Income Earned Not Collected Loans                  72190
RCF2         RCFD2148 Net Deferred Tax Assets                           165475
RCF3.A       RCFDA519 Interest Only Strip: Mortgage Loans                    0
RCF3.B       RCFDA520 Interest Only Strip: Other Assets                      0
RCF4         RCFD2168 Other Assets                                      175651
RCF4.A       RCFD3549 Other Assets - Line A                                N/A
RCF4.B       RCFD3550 Other Assets - Line B                                N/A
RCF4.C       RCFD3551 Other Assets - Line C                                N/A
RCF5         RCFD2160 Total Other Assets                                413316
RCFM.1       RCFD5610 Memo: Deferred Tax Assets Disallowed                   0
RCG1.A       RCON3645 Expenses Accrued and Unpaid on deposi              18429
RCG1.B       RCFD3646 Other Expenses Accrued and Unpaid                 173969
RCG2         RCFD3049 Net Deferred Tax Liabilities                           0
RCG3         RCFD3000 Minority Interest in Subsidiaries                      0
RCG4         RCFD2938 Other Liabilities                                  38687
RCG4.A       RCFD3552 Other Liabilities - Line A                           N/A
RCG4.B       RCFD3553 Other Liabilities - Line B                           N/A
RCG4.C       RCFD3554 Other Liabilities - Line C                           N/A
RCG5         RCFD2930 Total Other Liabilities                           231085
RCH01        RCON2155 Customers' Liability on Acceptances                 8414
RCH02        RCON2920 Bank's Liability on Acceptances                     8414
RCH03        RCON1350 Fed Funds Sold                                   3517317
RCH04        RCON2800 Fed Funds Purchased                              3215702
RCH05        RCON3190 Other Borrowed Money                              576931
RCH06        RCON2163 Net Due from Own For Offices                         N/A
RCH07        RCON2941 Net Due to Own For Offices                           N/A
RCH08        RCON2192 Total Assets                                    25358772
RCH09        RCON3129 Total Liabilities                               23564604
RCH10        RCON1039 US Treasury Securities                           1424141
RCH11        RCON1041 US Government agency obligations                  251399
RCH12        RCON1042 There is no description for this item                130
RCH13.A.1    RCON1043 MBS:  Pass-Through:  FNMA/FHLMC/GNMA             3867581
RCH13.A.2    RCON1044 MBS:  Pass-Through:  Other Pass-Through                0
RCH13.B.1    RCON1209 MBS:  Other MBS:  FNMA/FHLMC/GNMA                      0
RCH13.B.2    RCON1280 MBS:  Other MBS:  All Other MBS                        0
RCH14        RCON1281 Other Domestic Debt Securities                         0

RCH15        RCON1282 Foreign Debt Securities                                0
RCH16.A      RCONA510 Equity Securities:  Mutual Fund/Eq Sec                 0
RCH16.B      RCON1752 Equity Securities:  All others                     46127
RCH17        RCON1374 Total Securities Held and Sale                   5589378
RCHM.1       RCON3051 Net Due from Own IBF                                 N/A
RCHM.2       RCON3059 Net Due to Own IBF                                   N/A
RCI1         RCFN2133 Total IBF Assets                                     N/A
RCI2         RCFN2076 Total IBF Loans/Leases                               N/A
RCI3         RCFN2077 IBF Coml/Indl                                        N/A
RCI4         RCFN2898 Total IBF Liabilities                                N/A
RCI5         RCFN2379 IBF Deposit Liabilities Due to Banks                 N/A
RCI6         RCFN2381 Other IBF Deposit Liabilities                        N/A
RCK01        RCFD3381 Interest-bearing Balances                           3854
RCK02        RCFD3382 US Govt/Treasury                                 5462641
RCK03        RCFD3383 State/Local Securities                               130
RCK04.A      RCFD3647 Other debt Securities                                  0
RCK04.B      RCFD3648 Other equity Securities                            46127
RCK05        RCFD3365 Fed Funds Sold                                   2422094
RCK06.A.1    RCON3360 Total Loans                                     12437444
RCK06.A.2    RCON3385 RE Loans                                         2417779
RCK06.A.3    RCON3386 Agricultural & Farm Loans                          49246
RCK06.A.4    RCON3387 Commercial/Industrial Loans                      6579787
RCK06.A.5    RCON3388 Consumer Loans                                   1392081
RCK06.B      RCFN3360 Foreign Office Loans                                   0
RCK07        RCFD3401 Assets Held in Trading Accounts                   135308
RCK08        RCFD3484 Lease Fin'g Receivables                            44752
RCK09        RCFD3368 Total Assets                                    23879141
RCK10        RCON3485 Domestic Transaction Accounts                     340611
RCK11.A      RCON3486 MMDAs                                            5081800
RCK11.B      RCON3487 Other Savings                                    3602666
RCK11.C      RCONA514 Time Deposits >= $100,000                        1185861
RCK11.D      RCONA529 Time Deposits < $100,000                         2039482
RCK12        RCFN3404 Interest-bearing Deposits in For Offi                  0
RCK13        RCFD3353 Fed Funds Purchased                              2546438
RCK14        RCFD3355 Other Borrowed Money                              923849
RCL01.A      RCFD3814 Unused Commits: Revolv Lines Secured                   0
RCL01.B      RCFD3815 Unused Commits: Credit Card Lines                      0
RCL01.C.1    RCFD3816 Unused Commits: Fund loans secured                192183
RCL01.C.2    RCFD6550 Unused Commits: Fund loans not secure             616895
RCL01.D      RCFD3817 Unused Commits: Securities Underwrit                   0
RCL01.E      RCFD3818 Unused Commits: Other Unused Commits             8506113
RCL02        RCFD3819 Fincl Standby Letters of Credit                  1771682
RCL02.A      RCFD3820 Amount Fincl Standby Letters Conveyed              85921
RCL03        RCFD3821 Perfm Standby Letters of Credit                   228786
RCL03.A      RCFD3822 Amount Perfm Standby Letters Conveyed                484
RCL04        RCFD3411 Commercl & Similar Letters of Credit               93496
RCL05        RCFD3428 Participations in Acceptncs Conveyed                   0
RCL06        RCFD3429 Participations in Acceptncs Acquired                   0
RCL07        RCFD3432 Securities Borrowed                                    0
RCL08        RCFD3433 Securities Lent                                        0
RCL09.A.1    RCFDA521 1-4 Family: Outstanding Balance                        0
RCL09.A.2    RCFDA522 1-4 Family: Amount of Recourse                         0
RCL09.B.1    RCFDA523 Other Assets: Outstanding Balance                      0
RCL09.B.2    RCFDA524 Other Assets: Amount of Recourse                       0
RCL09.C.1    RCFDA249 Sml busns obligations:Outstanding bal"                 0
RCL09.C.2    RCFDA250 Sml busns obligations:retaind recours                  0
RCL10.A      RCFDA534 Credit Derivatives: Guarantor                          0

RCL10.B      RCFDA535 Credit Derivatives: Beneficiary                        0
RCL11        RCFD8765 Spot Foreign Exchange Contracts                   918088
RCL12        RCFD3430 All Other Off-Balance Sheet Liabs                      0
RCL12.A      RCFD3555 Other Off-Balance Sheet Liabilities-A                N/A
RCL12.B      RCFD3556 Other Off-Balance Sheet Liabilities-B                N/A
RCL12.C      RCFD3557 Other Off-Balance Sheet Liabilities-C                N/A
RCL12.D      RCFD3558 Other Off-Balance Sheet Liabilities-D                N/A
RCL13        RCFD5591 All Other Off-Balance Sheet Assets                     0
RCL13.A      RCFD5592 Other Off-Balance Sheet Assets - A                   N/A
RCL13.B      RCFD5593 Other Off-Balance Sheet Assets - B                   N/A
RCL13.C      RCFD5594 Other Off-Balance Sheet Assets - C                   N/A
RCL13.D      RCFD5595 Other Off-Balance Sheet Assets - D                   N/A
RCL14.A.A    RCFD8693 Int Rate Contracts - Gross Futures                 95000
RCL14.A.B    RCFD8694 Forgn Exch Contracts - Gross Futures                   0
RCL14.A.C    RCFD8695 Equity Contracts - Gross Futures                       0
RCL14.A.D    RCFD8696 Commodity Contracts - Gross Futures                    0
RCL14.B.A    RCFD8697 Int Rate Contracts - Gross Forwards                    0
RCL14.B.B    RCFD8698 Forgn Exch Contracts - Gross Forwards            1586398
RCL14.B.C    RCFD8699 Equity Contracts - Gross Forwards                      0
RCL14.B.D    RCFD8700 Commodity Contracts - Gross Forwards                   0
RCL14.C.1A   RCFD8701 Int Rate Contracts - Exchg Trad Wrttn                  0
RCL14.C.1B   RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt                  0
RCL14.C.1C   RCFD8703 Equity Contracts - Exchg Trad Written                  0
RCL14.C.1D   RCFD8704 Commodity Contracts - Exchg Trad Wrtn                  0
RCL14.C.2A   RCFD8705 Int Rate Contracts - Exchg Trad Purch                  0
RCL14.C.2B   RCFD8706 Forgn Exch Contracts - Exchg Trad Pur                  0
RCL14.C.2C   RCFD8707 Equity Contracts - Exchg Trad Purchas                  0
RCL14.C.2D   RCFD8708 Commodity Contracts - Exchg Trade Pur                  0
RCL14.D.1A   RCFD8709 Int Rate Contracts - OTC Written Optn            3533857
RCL14.D.1B   RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns              81209
RCL14.D.1C   RCFD8711 Equity Contracts - OTC Written Option             526458
RCL14.D.1D   RCFD8712 Commodity Contracts - OTC Written Opt               5424
RCL14.D.2A   RCFD8713 Int Rate Contracts - OTC Purchased Op            3533857
RCL14.D.2B   RCFD8714 Forgn Exch Contracts - OTC Purchased               81209
RCL14.D.2C   RCFD8715 Equity Contracts - OTC Purchased Optn             526458
RCL14.D.2D   RCFD8716 Commodity Contracts - OTC Purch Optn                5424
RCL14.E.A    RCFD3450 Int Rate Contracts - Gross Swaps                 5829884
RCL14.E.B    RCFD3826 Forgn Exch Contracts - Gross Swaps                 48602
RCL14.E.C    RCFD8719 Equity Contracts - Gross Swaps                         0
RCL14.E.D    RCFD8720 Commodity Contracts - Gross Swaps                      0
RCL15.A      RCFDA126 Int Rate Contracts - Gross Held Trade           12422598
RCL15.B      RCFDA127 Forgn Exch Contracts - Gross Held Trd            1797418
RCL15.C      RCFD8723 Equity Contracts - Gross Held Trading            1052916
RCL15.D      RCFD8724 Commodity Contracts - Gross Held Trad              10848
RCL16.A.A    RCFD8725 Int Rate Contracts - Marked to Market                  0
RCL16.A.B    RCFD8726 Forgn Exch Contracts - Marked to Mrkt                  0
RCL16.A.C    RCFD8727 Equity Contracts - Marked to Market                    0
RCL16.A.D    RCFD8728 Commodity  Contracts - Marked to Mrkt                  0
RCL16.B.A    RCFD8729 Int Rate Contracts - NOT Marked                   570000
RCL16.B.B    RCFD8730 Forgn Exch Contracts - NOT Marked                      0
RCL16.B.C    RCFD8731 Equity Contracts - NOT Marked                          0
RCL16.B.D    RCFD8732 Commodity  Contracts - NOT Marked                      0
RCL16.C.A    RCFDA589 Int Rate Contracts - Bank Pays Fixed                   0
RCL17.A.1A   RCFD8733 Int Rate Contracts Held - Pos Values               67166
RCL17.A.1B   RCFD8734 Forgn Exch Contracts Held - Pos Value              56421
RCL17.A.1C   RCFD8735 Equity Contracts Held - Pos Values                164893
RCL17.A.1D   RCFD8736 Commodity Contracts Held - Pos Value                 323

RCL17.A.2A   RCFD8737 Int Rate Contracts Held - Neg Values               66222
RCL17.A.2B   RCFD8738 Forgn Exch Contracts Held - Neg Value              50944
RCL17.A.2C   RCFD8739 Equity Contracts Held - Neg Values                164893
RCL17.A.2D   RCFD8740 Commodity Contracts Held - Neg Value                 323
RCL17.B.1A   RCFD8741 Int Rate Contracts Markd- Pos Values                   0
RCL17.B.1B   RCFD8742 Forgn Exch Contracts Markd- Pos Value                  0
RCL17.B.1C   RCFD8743 Equity Contracts Markd- Pos Values                     0
RCL17.B.1D   RCFD8744 Commodity Contracts Markd- Pos Value                   0
RCL17.B.2A   RCFD8745 Int Rate Contracts Markd- Neg Values                   0
RCL17.B.2B   RCFD8746 Forgn Exch Contracts Markd- Neg Value                  0
RCL17.B.2C   RCFD8747 Equity Contracts Markd- Neg Values                     0
RCL17.B.2D   RCFD8748 Commodity Contracts Markd- Neg Value                   0
RCL17.C.1A   RCFD8749 Int Rate Contracts Not Markd - PosVal               2338
RCL17.C.1B   RCFD8750 Forgn Exch Contracts Not Markd-PosVal                  0
RCL17.C.1C   RCFD8751 Equity Contracts Not Markd - PosVal                    0
RCL17.C.1D   RCFD8752 Commodity Contracts Not Markd-PosVal                   0
RCL17.C.2A   RCFD8753 Int Rate Contracts Not Markd - NegVal              37867
RCL17.C.2B   RCFD8754 Forgn Exch Contracts Not Markd-NegVal                  0
RCL17.C.2C   RCFD8755 Equity Contracts Not Markd - NegVal                    0
RCL17.C.2D   RCFD8756 Commodity Contracts Not Markd-NegVal                   0
RCLM.3       RCFD3833 Unused Commitments > 1 year                      4508504
RCLM.3.A     RCFD3834 Participations in Commitments > 1 Yr               41575
RCLM.4       RCFD3377 Standby Letters of Credit - Non-U.S.               43973
RCLM.5.A     RCFD2741 Con Inst Lns w/o recourse - Prv Autos                N/A
RCLM.5.B     RCFD2742 Con Inst Lns w/o recourse - Crd Cards                  0
RCLM.5.C     RCFD2743 Con Inst Lns w/o recourse - All other                N/A
RCM1.A       RCFD6164 Credit to Executives/Principals                     1156
RCM1.B       RCFD6165 Number of Execs Who Borrowed $500K/5%                  0
RCM10.A      RCON6441 Mutual Fund: Money Market Funds                 13635098
RCM10.B      RCON8427 Mutual Fund: Equity Securities                     28869
RCM10.C      RCON8428 Mutual Fund: Debt Securities                        4934
RCM10.D      RCON8429 Mutual Fund: Other Mutual Funds                   421815
RCM10.E      RCON8430 Mutual Fund: Annuities                                67
RCM10.F      RCON8784 Mutual Fund: Sales of Proprietary                5928611
RCM11        RCFDA525 Net Unamortized Gains (Sched RC)                    6703
RCM12        RCFDA526 Assets Netted Against (Sched RC)                       0
RCM13        RCFDA591 Outstanding Principal Bal Serviced                     0
RCM2         RCFD3405 Fed Funds Sold -- Foreign Banks                        0
RCM4.A       RCFD5500 O/S Bal Mortgages Serviced - GNMA                      0
RCM4.B.1     RCFD5501 O/S Bal Morts Serviced-FHLMC w/ recou                  0
RCM4.B.2     RCFD5502 O/S Bal Morts Serviced-FHLMC w/o rec                   0
RCM4.C.1     RCFD5503 O/S Bal Morts Serviced-FNMA Reg optn                   0
RCM4.C.2     RCFD5504 O/S Bal Morts Serviced-FNMA Spec optn                  0
RCM4.D       RCFD5505 O/S Bal Morts Serviced-All other                       0
RCM5.A       RCFD2103 Customers' Liability on Acceptances:                5495
RCM5.B       RCFD2104 Customers' Liability on Acceptances:                2919
RCM6.A       RCFD3164 Mtge Servicing Rights                                  0
RCM6.A.1     RCFDA590 Mort Serv Rights - Est Fair Value                      0
RCM6.B.1     RCFDB026 Other intangible - Purch cc rels                       0
RCM6.B.2     RCFD5507 Other Intangible - All Other                       30663
RCM6.C       RCFD3163 Goodwill                                          280204
RCM6.D       RCFD2143 Total Intangible Assets                           310867
RCM6.E       RCFD6442 Intangible Assets Grandfathered                        0
RCM7         RCFD3295 Mandatory Convertible Debt Dedictated                  0
RCM8.A.1     RCFD5372 Othr Real Estate - Direct & Indirect                   0
RCM8.A.2.A   RCON5508 Othr Real Estate - All other Real Est                  0
RCM8.A.2.B   RCON5509 Othr Real Estate - Farmland                            0

RCM8.A.2.C   RCON5510 Othr Real Estate - 1-4 Family Residnt               1015
RCM8.A.2.D   RCON5511 Othr Real Estate - Multifamily Resid                   0
RCM8.A.2.E   RCON5512 Othr Real Estate - Nonfarm Nonresiden                357
RCM8.A.2.F   RCFN5513 Othr Real Estate - In Foreign Offices                  0
RCM8.A.3     RCFD2150 Othr Real Estate - Total                            1372
RCM8.B.1     RCFD5374 Inves - Direct & Indirect invest R/E                   0
RCM8.B.2     RCFD5375 Inves - All othr invest unconsol subs               3328
RCM8.B.3     RCFD2130 Investmnts in unconsold subs - Total                3328
RCM9         RCFD3778 Noncumulative Perpetual Preferred Stk                  0
RCMM.1       RCFD3836 Interbank Holdings: Reciprocal                       N/A
RCN.O.1      RCON6979 Optional Narrative Comment (Y/N)                       0
RCN1.A.A     RCFD1245 RE  US: 30-89 Days                                 48617
RCN1.A.B     RCFD1246 RE  US: 90+ Days                                   22129
RCN1.A.C     RCFD1247 RE  US: Nonaccrual                                 21907
RCN1.B.A     RCFD1248 RE  non-US: 30-89 Days                                 0
RCN1.B.B     RCFD1249 RE  non-US: 90+ Days                                   0
RCN1.B.C     RCFD1250 RE  non-US: Nonaccrual                                 0
RCN10.A      RCFD5612 Loans/Leases US Guaranteed-30-89 Days               4305
RCN10.A.A    RCFD5615 Loans/Leases Guaranteed: 30-89 Days                 3444
RCN10.A.B    RCFD5616 Loans/Leases Guaranteed: 30-89 Days                    0
RCN10.A.C    RCFD5617 Loans/Leases Guaranteed: 30-89 Days                 3715
RCN10.B      RCFD5613 Loans/Leases US Guaranteed- 90+ Days                   0
RCN10.C      RCFD5614 Loans/Leases US Guaranteed-Nonaccrual               4644
RCN2.A.A     RCFD5377 Loans US Deps: US Banks: 30-89 Days                    0
RCN2.A.B     RCFD5378 Loans US Deps: US Banks: 90+ Days                      0
RCN2.A.C     RCFD5379 Loans US Deps: US Banks: Nonaccrual                    0
RCN2.B.A     RCFD5380 Loans US Deps: Foreign:  30-89 Days                    0
RCN2.B.B     RCFD5381 Loans US Deps: Foreign:  90+ Days                      0
RCN2.B.C     RCFD5382 Loans US Deps: Foreign:  Nonaccrual                    0
RCN3.A       RCFD1594 Ag  US: 30-89 Days                                     0
RCN3.B       RCFD1597 Ag  US: 90+ Days                                       0
RCN3.C       RCFD1583 Ag  US: Nonaccrual                                     0
RCN4.A.A     RCFD1251 Coml/Indl  US: 30-89 Days                          89596
RCN4.A.B     RCFD1252 Coml/Indl  US: 90+ Days                             4734
RCN4.A.C     RCFD1253 Coml/Indl  US: Nonaccrual                          75914
RCN4.B.A     RCFD1254 Coml/Indl  non-US: 30-89 Days                       6443
RCN4.B.B     RCFD1255 Coml/Indl  non-US: 90+ Days                            0
RCN4.B.C     RCFD1256 Coml/Indl  non-US: Nonaccrual                      10240
RCN5.A.A     RCFD5383 Consumer: Credit Cards: 30-89 Days                  1123
RCN5.A.B     RCFD5384 Consumer: Credit Cards: 90+ Days                     869
RCN5.A.C     RCFD5385 Consumer: Credit Cards: Nonaccrual                     0
RCN5.B.A     RCFD5386 Consumer: Other: 30-89 Days                        33266
RCN5.B.B     RCFD5387 Consumer: Other: 90+ Days                           4204
RCN5.B.C     RCFD5388 Consumer: Other: Nonaccrual                         3139
RCN6.A       RCFD5389 Foreign:  30-89 Days                                   0
RCN6.B       RCFD5390 Foreign:  90+ Days                                     0
RCN6.C       RCFD5391 Foreign:  Nonaccrual                                   0
RCN7.A       RCFD5459 Other: 30-89 Days                                  21981
RCN7.B       RCFD5460 Other: 90+ Days                                     3727
RCN7.C       RCFD5461 Other: Nonaccrual                                  15296
RCN8.A.A     RCFD1257 Leases  US: 30-89 Days                                 0
RCN8.A.B     RCFD1258 Leases  US: 90+ Days                                   0
RCN8.A.C     RCFD1259 Leases  US: Nonacrual                                  0
RCN8.B.A     RCFD1271 Leases  non-US: 30-89 Days                             0
RCN8.B.B     RCFD1272 Leases  non-US: 90+ Days                               0
RCN8.B.C     RCFD1791 Leases  non-US: Nonaccrual                             0
RCN9.A       RCFD3505 Debt Securities: 30-89 Days                            0

RCN9.B       RCFD3506 Debt Securities: 90+ Days                              0
RCN9.C       RCFD3507 Debt Securities: Nonaccrual                            0
RCNM.1.A     RCFD1658 Restruc'd Loans: 30-89 Days                            0
RCNM.1.B     RCFD1659 Restruc'd Loans: 90+ Days                              0
RCNM.1.C     RCFD1661 restruc'd Loans: Nonaccrual                            0
RCNM.2.A     RCFD6558 Comm Real Estate Loans: 30-89 Days                  2091
RCNM.2.B     RCFD6559 Comm Real Estate Loans: 90+ Days                       0
RCNM.2.C     RCFD6560 Comm Real Estate Loans: Nonaccrual                  1911
RCNM.3.AA    RCON2759 Secured Loans - Const: 30-89 Days                  23920
RCNM.3.AB    RCON2769 Secured Loans - Const: 90+ Days                    20972
RCNM.3.AC    RCON3492 Secured Loans - Const: Nonaccrual                   5215
RCNM.3.BA    RCON3493 Secured Loans - Farmland: 30-89 Days                   0
RCNM.3.BB    RCON3494 Secured Loans - Farmland: 90+ Days                     0
RCNM.3.BC    RCON3495 Secured Loans - Farmland: Nonaccrual                   0
RCNM.3.C1A   RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days                   0
RCNM.3.C1B   RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                     0
RCNM.3.C1C   RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                   0
RCNM.3.C2A   RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days               19758
RCNM.3.C2B   RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                  1157
RCNM.3.C2C   RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual                8296
RCNM.3.DA    RCON3499 Secured Loans - Multifam: 30-89 Days                 180
RCNM.3.DB    RCON3500 Secured Loans - Multifam: 90+ Days                     0
RCNM.3.DC    RCON3501 Secured Loans - Multifam: Nonaccrual                 189
RCNM.3.EA    RCON3502 Secured Loans - Non Farm: 30-89 Days                4759
RCNM.3.EB    RCON3503 Secured Loans - Non Farm: 90+ Days                     0
RCNM.3.EC    RCON3504 Secured Loans - Non Farm: Nonaccrual                8207
RCNM.4.AA    RCFD3522 Rate/Contract: Book Value: 30-89 Days                  0
RCNM.4.AB    RCFD3528 Rate/Contract: Book Value: 90+ Days                    0
RCNM.4.BA    RCFD3529 Rate/Contract: Replacement:30-89 Days                  0
RCNM.4.BB    RCFD3530 Rate/Contract: Replacement: 90+ Days                   0
RCO1.A       RCON0030 Unposted Debits                                        0
RCO1.B.1     RCON0031 Unposted Debits: Demand                              N/A
RCO1.B.2     RCON0032 Unposted Debits: Time/Savings                        N/A
RCO10        RCON8432 Deposit Institution Invest. Contracts                  0
RCO11.A      RCON8785 Reciprocal Demand Bals - Savings Asc.                  0
RCO11.B      RCONA181 Reciprocal Demand Bals - Foreign Brch                  0
RCO11.C      RCONA182 Reciprocal Demand Bals - Cash Items                    0
RCO12.A      RCONA527 Amt of Assets Netted agst Dem Deps                     0
RCO12.B      RCONA528 Amt of Assets Netted agst Tim/Svg Dep                  0
RCO2.A       RCON3510 Unposted Credits                                       0
RCO2.B.1     RCON3512 Unposted Credits: Demand                             N/A
RCO2.B.2     RCON3514 Unposted Credits: Time/Savings                       N/A
RCO3         RCON3520 Uninvested Trust Fund Cash                         36545
RCO4.A       RCON2211 Demand Deposits of Unconsolidaed Subs               5898
RCO4.B       RCON2351 Time/Savings Deposits of Unconsolida                   0
RCO4.C       RCON5514 Int accrued/unpaid on deps of con sub                  0
RCO5.A       RCON2229 Demand Deposits: Insured Branches                      0
RCO5.B       RCON2383 Time/Savings Deposits: Insured Branc                   0
RCO5.C       RCON5515 Int accrued/unpaid on deps in ins brc                  0
RCO6.A       RCON2314 Pass-through Reserve Balances: Demand                  0
RCO6.B       RCON2315 Pass-through-Reserve Balances: Time/S                  0
RCO7.A       RCON5516 Unamortized premiums                                   0
RCO7.B       RCON5517 Unamortized discounts                                  0
RCO8.A.1     RCONA531 OAKAR: Total Deposits Purchased                      N/A
RCO8.A.2     RCONA532 OAKAR: Amt of Purchased Deposits                     N/A
RCO8.B       RCONA533 OAKAR: Total Deposits Sold                           N/A
RCOM.1.A.1   RCON2702 Amount of Deposit Accounts < $100K               8280616

RCOM.1.A.2   RCON3779 (June Only) Number of Deposit Accts <                N/A
RCOM.1.B.1   RCON2710 Amount of Deposit Accounts > $100K              10117682
RCOM.1.B.2   RCON2722 Number of Deposit Accounts > $100K                 23266
RCOM.2.A     RCON6861 Yes/No: Bank has a better method/proc                  0
RCOM.2.B     RCON5597 If YES: Uninsured Deposits Amount                    N/A
RCOM.3       RCONA545 Cert No of consolidated inst.                        N/A
RCR1         RCFD6056 Do You Meet Capital Requirements? Y/N                N/A
RCR2.A       RCFDA515 Subord Debt & Int Term Prfrd Stock                445000
RCR2.B       RCFDA516 Other Limited-Life cap Instr                           0
RCR3.A1      RCFD8274 Regulatory capt ratios:Tier 1 Capital            1670423
RCR3.A2      RCFD8275 Regulatory capt ratios:Tier 2 Capital             663669
RCR3.A3      RCFD1395 Regulatory capt ratios:  Tier 3 Capital                0
RCR3.B       RCFD3792 Regulatory capt ratios:Total RB Captl            2334092
RCR3.C       RCFDA222 Regulatory capt ratios:Excess allownc                  0
RCR3.D1      RCFDA223 Regulatory capt ratios:Risk-wtd assts           19139973
RCR3.D2      RCFD1651 Regulatory capt ratios:  Mrkt Risk-equiv               0
RCR3.E       RCFD1727 Regulatory capt ratios:  Max Cont Dolr                 0
RCR3.F       RCFDA224 Regulatory capt ratios:Avrg tot assts           23568274
RCR4.A       RCFD5163 00 % Risk assets recorded on Bal Sht             2612910
RCR4.B       RCFD3796 Zero % Risk: Credit Equiv Off-Balance               5991
RCR5.A       RCFD5165 20 % Risk assets recorded on Bal Sht             9234244
RCR5.B       RCFD3801 20 % Risk: Credit Equiv Off-Balance               403770
RCR6.A       RCFD3802 50 % Risk: Assets On Balance Sheet                805511
RCR6.B       RCFD3803 50 % Risk: Credit Equiv Off-Balance               220930
RCR7.A       RCFD3804 100 % Risk: Assets On Balance Sheet             12768319
RCR7.B       RCFD3805 100 % Risk: Credit Equiv Off-Balance             3930831
RCR8         RCFD3806 On-Balance Sheet Values Excluded From             156457
RCR9         RCFD3807 Total Assets Recorded On Balnce Sheet           25577441
RCRM.01      RCFD8764 Credit Exp - Off-Bal Sheet Derivative             288802
RCRM.02.AA   RCFD3809 Derivative Int Rate Contracts < 1 YR             1999920
RCRM.02.AB   RCFD8766 Derivative Int Rate Contracts 1-5 YRS            6327607
RCRM.02.AC   RCFD8767 Derivative Int Rate Contracts > 5 YRS            1036214
RCRM.02.BA   RCFD3812 Derivative Fgn Exch Contracts < 1 YR             1497198
RCRM.02.BB   RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS             214571
RCRM.02.BC   RCFD8770 Derivative Fgn Exch Contracts > 5 YRS               4440
RCRM.02.CA   RCFD8771 Derivative   Gold   Contracts < 1 YR                   0
RCRM.02.CB   RCFD8772 Derivative   Gold   Contracts 1-5 YRS                  0
RCRM.02.CC   RCFD8773 Derivative   Gold   Contracts > 5 YRS                  0
RCRM.02.DA   RCFD8774 Derivative P Metals Contracts < 1 YR                   0
RCRM.02.DB   RCFD8775 Derivative P Metals Contracts 1-5 YRS                  0
RCRM.02.DC   RCFD8776 Derivative P Metals Contracts > 5 YRS                  0
RCRM.02.EA   RCFD8777 Derivative Commodity Contrcts < 1 YR                5424
RCRM.02.EB   RCFD8778 Derivative Commodity Contrcts 1-5 YRS                  0
RCRM.02.EC   RCFD8779 Derivative Commodity Contrcts > 5 YRS                  0
RCRM.02.FA   RCFDA000 Derivative  Equity  Contracts < 1 YR              109360
RCRM.02.FB   RCFDA001 Derivative  Equity  Contracts 1-5 YRS             417098
RCRM.02.FC   RCFDA002 Derivative  Equity  Contracts > 5 YRS                  0
RCX01.A      RCFD3561 Number Of Loans To Executive Officers                  1
RCX01.B      RCFD3562 Amount Of Loans To Executive Officers                 18
RCX01.C1     RCFD7701 Start Rate (####.##%) Loans To Execs.             10.25%
RCX01.C2     RCFD7702 Top Rate (####.##%) Loans To Execs.               10.25%
RI-01.A.1A   RIAD4011 RE Loans                                           51303
RI-01.A.1B   RIAD4019 Loans to Dep'y Inst's                                 62
RI-01.A.1C   RIAD4024 Ag/Farmer Loans                                      903
RI-01.A.1D   RIAD4012 Coml/Indl Loans                                   119695
RI-01.A.1E   RIAD4026 Acceptances                                            0
RI-01.A.1G   RIAD4056 Loans to For Govts                                   151

RI-01.A.1I   RIAD4058 Other Domestic Loans                               34861
RI-01.A.2    RIAD4059 For Loans                                              0
RI-01.A1F1   RIAD4054 Credit Cards                                        3314
RI-01.A1F2   RIAD4055 Other Consumer                                     30779
RI-01.A1H1   RIAD4503 Taxable State/Local Obligations                        0
RI-01.A1H2   RIAD4504 Exempt State/Local Obligations                        54
RI-01.B.1    RIAD4505 Taxable Leases                                       453
RI-01.B.2    RIAD4307 Exempt Leases                                          0
RI-01.C.1    RIAD4105 Domestic Interest on Balances Due                      0
RI-01.C.2    RIAD4106 For Interest on Balances due                           0
RI-01.D.1    RIAD4027 US Govt/Treasury Securities                        85723
RI-01.D.2A   RIAD4506 Taxable State/Local Securities                         0
RI-01.D.2B   RIAD4507 Exempt State/Local Securities                          3
RI-01.D.3    RIAD3657 Other Domestic Debt securities                         0
RI-01.D.4    RIAD3658 Foreign Debt Securities                                0
RI-01.D.5    RIAD3659 Equity Securities (incl mutual funds)                693
RI-01.E      RIAD4069 Interest on Trading Assets                           153
RI-01.F      RIAD4020 Interest on Fed Funds Sold Etc                     34330
RI-01.G      RIAD4107 Total Interest Income                             362477
RI-02.A.1A   RIAD4508 Transaction Accounts                                1062
RI-02.A.2    RIAD4172 Interest on For Deposits                               0
RI-02.A1B1   RIAD4509 MMDAs                                              13903
RI-02.A1B2   RIAD4511 Other Savings                                      36351
RI-02.A1B3   RIADA517 Int Exp: Time Deposits >=$100,000                  13957
RI-02.A1B4   RIADA518 Int Exp: Time Deposits <$100,000                   25902
RI-02.B      RIAD4180 Fed Funds Purchased Etc                            32968
RI-02.C      RIAD4185 Interest on Demand Notes to US Treasu              17788
RI-02.E      RIAD4200 Interest on Subordinated Notes/Debent               7126
RI-02.F      RIAD4073 Total Interest Expense                            149057
RI-03        RIAD4074 Net Interest Income                               213420
RI-04.A      RIAD4230 Provision for Loan and Lease Losses                21000
RI-04.B      RIAD4243 Provision for Allocated Transfer Risk                  0
RI-05.A      RIAD4070 Income from Fiduciary Activities                   52671
RI-05.B      RIAD4080 Service Charges on Deposit Accounts                35658
RI-05.C      RIADA220 Trading Revenue                                     7949
RI-05.F.1    RIAD5407 Other Noninterest Income - Fee Income              28252
RI-05.F.2    RIAD5408 Other Noninterest Income - All Other               34295
RI-05.G      RIAD4079 Total Noninterest Income                          158825
RI-06.A      RIAD3521 Gain/Loss Sec Held to Maturities                       0
RI-06.B      RIAD3196 Gain/Loss Sec Available-for-sale                       0
RI-07.A      RIAD4135 Salaries and Benefits                             146246
RI-07.B      RIAD4217 Expense on Premises/Fixed Assets                   54766
RI-07.C      RIAD4092 Other Noninterest Expensze                         63902
RI-07.D      RIAD4093 Total Noninterest Expense                         264914
RI-08        RIAD4301 Income (loss) Before Income Taxes                  86331
RI-09        RIAD4302 Income Taxes                                       31136
RI-10        RIAD4300 Income (loss) Before Extraordinary                 55195
RI-11        RIAD4320 Extraordinary Items Net Of Taxes                       0
RI-12        RIAD4340 Net Income (loss)                                  55195
RI-M.1       RIAD4513 Interest Expense on Exempt After 8/7/                  2
RI-M.10      RIADA251 Memo:Credit losses on off-balnc sheet                  0
RI-M.11      RIADA530 Does Bank have Subchapter-S Y/N                        0
RI-M.12      RIAD4772 Deferred                                             N/A
RI-M.2       RIAD8431 Memoranda: Income Sale Mutuals                      4505
RI-M.5       RIAD4150 Number of Employees on Payroll                      9701
RI-M.7       RIAD9106 There is no description for this item                N/A
RI-M.8.A     RIAD8757 Memoranda: Trading Rev - Interest                     17

RI-M.8.B     RIAD8758 Memoranda: Trading Rev - Foreign Exch               7932
RI-M.8.C     RIAD8759 Memoranda: Trading Rev - Equity/Index                  0
RI-M.8.D     RIAD8760 Memoranda: Trading Rev - Commodity                     0
RI-M.9.A     RIAD8761 Memoranda: Impact - Interest Income                  309
RI-M.9.B     RIAD8762 Memoranda: Impact - Interest Expense                 534
RI-M.9.C     RIAD8763 Memoranda: Impact - Other Allocations                  0
RIA01        RIAD3215 Total Equity on Dec 31 prev year-end             1733711
RIA02        RIAD3216 Equity Adjustments                                     0
RIA03        RIAD3217 Amended Balance Previous Year                    1733711
RIA04        RIAD4340 Net Income/Loss                                    55195
RIA05        RIAD4346 Sale/Conversion of Stock                               0
RIA06        RIAD4356 Changes Incident to Combinations                       0
RIA07        RIAD4470 LESS: Cash Dividends on Common                         0
RIA08        RIAD4460 LESS: Cash Dividends on preferred                      0
RIA09        RIAD4411 Changes in Accounting Principles                       0
RIA10        RIAD4412 Corrections of Accounting Errors                       0
RIA11.A      RIAD8433 Net Unrealized Holding Avail Forsale                5262
RIA11.B      RIAD4574 Accm net gains(loss) on cash flow hedges               0
RIA12        RIAD4414 Foreign Currency Translation Adjustme                  0
RIA13        RIAD4415 Other Parent BHC Transactions                          0
RIA14        RIAD3210 Total Equity Capital End Of Cur. Per.            1794168
RIB1.1.A.A   RIAD4651 RE Loans: US                                         584
RIB1.1.A.B   RIAD4661 RE Loans: non-US                                     412
RIB1.1.B.A   RIAD4652 RE Loans: non-US: Charge-Offs                          0
RIB1.1.B.B   RIAD4662 RE Loans: non-US: Recoveries                           0
RIB1.2.A.A   RIAD4653 Loans to US Banks: Charge-Offs                         0
RIB1.2.A.B   RIAD4663 Loans to US Banks: Recoveries                          0
RIB1.2.B.A   RIAD4654 Loans to For Banks: Charge-Offs                        0
RIB1.2.B.B   RIAD4664 Loans to For Banks: Recoveries                         0
RIB1.3.A     RIAD4655 Ag/Farm Loans: Charge-Offs                             0
RIB1.3.B     RIAD4665 Ag/Farm Loans: Recoveries                              4
RIB1.4.A.A   RIAD4645 Coml/Indl Loans  US: Charge-Offs                    8295
RIB1.4.A.B   RIAD4617 Coml/Indl Loans  US: Recoveries                      734
RIB1.4.B.A   RIAD4646 Coml/Indl Loans  non-US: Charge-Offs                3000
RIB1.4.B.B   RIAD4618 Coml/Indl Loans  non-US: recoveries                    0
RIB1.5.A.A   RIAD4656 Credit Cards: Charge-Offs                           1097
RIB1.5.A.B   RIAD4666 Credits Cards: Recoveries                            116
RIB1.5.B.A   RIAD4657 Other Consumer Charge-Offs                          9305
RIB1.5.B.B   RIAD4667 Other Consumer: Recoveries                          2529
RIB1.6.A     RIAD4643 Loans to For Govts: Charge-Offs                        0
RIB1.6.B     RIAD4627 Loans to For Govts: Recoveries                         0
RIB1.7.A     RIAD4644 Other Loans: Charge-Offs                             205
RIB1.7.B     RIAD4628 Other Loans: Recoveries                              405
RIB1.8.A.A   RIAD4658 Leases  US: Charge-Offs                                1
RIB1.8.A.B   RIAD4668 Leases  US: Recovereies                                0
RIB1.8.B.A   RIAD4659 Leases  non-US: Chatge-Offs                            0
RIB1.8.B.B   RIAD4669 Leases  non-US: Recoveries                             0
RIB1.9.A     RIAD4635 Total Charge-offs (year-to-date)                   22487
RIB1.9.B     RIAD4605 Total Recoveries (year-to-date)                     4200
RIB1.M.4.A   RIAD5409 Memo: Charge-offs: Loans to fin comm.                162
RIB1.M.4.B   RIAD5410 Memo: Recoveries: Loans to fin commcl                 62
RIB1.M.5AA   RIAD3582 Memo: Charge-offs: Loans sec construc                  0
RIB1.M.5AB   RIAD3583 Memo: Recoveries: Loans sec construct                 16
RIB1.M.5BA   RIAD3584 Memo: Charge-offs: Loans sec farmland                  0
RIB1.M.5BB   RIAD3585 Memo: Recoveries: Loans sec farmland                   4
RIB1.M.5DA   RIAD3588 Memo: Charge-offs: Loans sec multifam                  0
RIB1.M.5DB   RIAD3589 Memo: Recoveries: Loans sec multifaml                  2

RIB1.M.5EA   RIAD3590 Memo: Charge-offs: Loans sec nonfarm                  20
RIB1.M.5EB   RIAD3591 Memo: Recoveries: Loans sec nonfarm                  124
RIB1.M5C1A   RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r                  0
RIB1.M5C1B   RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs                  0
RIB1.M5C2A   RIAD5413 Memo: Charge-offs: Other loans 1-4 rs                564
RIB1.M5C2B   RIAD5414 Memo: Recoveries: Other loans 1-4 res                266
RIB2.01      RIAD3124 Allowance for Loan/Lease: Dec 31                  215956
RIB2.02      RIAD2419 Recoveries  (Loan/Lease)                            4200
RIB2.03      RIAD2432 LESS:  Charge-Offs (Loan/Lease)                    22487
RIB2.04      RIAD4230 Provision (Loan/Lease)                             21000
RIB2.05      RIAD4815 Adjustments (Loan/Lease)                               0
RIB2.06      RIADA512 Allow. Loan/Lease Loss Balance                    218669
RID1.1.A     RIAD4837 Interest Income Booked                               N/A
RID1.1.B     RIAD4838 Interest Expense Booked                              N/A
RID1.1.C     RIAD4839 Total                                                N/A
RID1.2.A     RIAD4840 Net Int'l Int Income Sold American                   N/A
RID1.2.B     RIAD4841 Net Domestic Int Income Booked Foreig                N/A
RID1.2.C     RIAD4842 Total                                                N/A
RID1.3.A     RIAD4097 Noninterest Intl INcome                              N/A
RID1.3.B     RIAD4235 Provision for Intl Loan/Lease Losses                 N/A
RID1.3.C     RIAD4239 Other Intl Nonint Expense                            N/A
RID1.3.D     RIAD4843 Total                                                N/A
RID1.4       RIAD4844 Total                                                N/A
RID1.5       RIAD4845 Adjustment to Pretax Income Etc                      N/A
RID1.6       RIAD4846 Total                                                N/A
RID1.7       RIAD4797 Intl Income Taxes                                    N/A
RID1.8       RIAD4341 Total                                                N/A
RID1.M.1     RIAD4847 Intracompany Int Income                              N/A
RID1.M.2     RIAD4848 Intracompany Int Expense                             N/A
RID2.1       RIAD4849 Interest Income at IBFs                              N/A
RID2.2       RIAD4850 Interest Expense at IBFs                             N/A
RID2.3.A     RIAD5491 Noninterest Intl Income (Gain/Losses)                N/A
RID2.3.B     RIAD5492 Noninterest Intl Income (Fees & Othr)                N/A
RID2.4       RIAD4852 Provision Loan/Lease Losses Intl Sold                N/A
RID2.5       RIAD4853 Other Noninterest Exp INtl Sold Ameri                N/A
RIE01.A      RIAD5415 Other non-interest income (RI-5.f.2)                 N/A
RIE01.B      RIAD5416 Other non-interest income (RI-5.f.2)                 N/A
RIE01.C      RIAD5417 Other non-interest income (RI-5.f.2)                 N/A
RIE01.D      RIAD4461 Other non-interest income (RI-5.f.2)               19820
RIE01.E      RIAD4462 Other non-interest income (RI-5.f.2)                   0
RIE01.F      RIAD4463 Other non-interest income (RI-5.f.2)                   0
RIE02.A      RIAD4531 Other non-interest expense (RI-7.c)                 9747
RIE02.B      RIAD5418 Other non-interest expense (RI-7.c)                  N/A
RIE02.C      RIAD5419 Other non-interest expense (RI-7.c)                  N/A
RIE02.D      RIAD5420 Other non-interest expense (RI-7.c)                  N/A
RIE02.E      RIAD4464 Other non-interest expense (RI-7.c)                  N/A
RIE02.F      RIAD4467 Other non-interest expense (RI-7.c)                  N/A
RIE02.G      RIAD4468 Other non-interest expense (RI-7.c)                  N/A
RIE03.A.1    RIAD6373 Effect of adopting FAS 133                             0
RIE03.A.2    RIAD4486 Applicable tax effect (RI-11.b)                        0
RIE03.B.1    RIAD4487 Extraordinary items and Adj (RI-11.a)                  0
RIE03.B.2    RIAD4488 Applicable tax effect (RI-11.b)                        0
RIE03.C.1    RIAD4489 Extraordinary items and Adj (RI-11.a)                  0
RIE03.C.2    RIAD4491 Applicable tax effect (RI-11.b)                        0
RIE04.A      RIAD4492 Equity cap adjustments (RIA-2)                       N/A
RIE04.B      RIAD4493 Equity cap adjustments (RIA-2)                       N/A
RIE05.A      RIAD4494 Acct changes effects (RIA-9)                         N/A

RIE05.B      RIAD4495 Acctg changes effects (RIA-9)                        N/A
RIE06.A      RIAD4496 Corrections (RIA-10)                                 N/A
RIE06.B      RIAD4497 Corrections (RIA-10)                                 N/A
RIE07.A      RIAD4498 Transactions w/parent (RIA-12)                       N/A
RIE07.B      RIAD4499 Transactions w/parent (RIA-12)                       N/A
RIE08.A      RIAD4521 Adjs. to allow for l & l loss (RIB.2.                N/A
RIE08.B      RIAD4522 Adjs. to allow for l & l loss (RIB.2.                N/A
RIE09        RIAD4769 RI-E  Other Explanations (Y/N)                         0